EXHIBIT 99.1

Calumet Specialty Products Partners, L.P. Names Timothy Go as Incoming CEO
Energy Industry Veteran to Assume CEO Role Effective January 1, 2016

INDIANAPOLIS—(PR NEWSWIRE) — September 14, 2015 — Calumet Specialty Products Partners, L.P. (NASDAQ: CLMT) (“Calumet” or the “Partnership”) a leading independent producer of specialty hydrocarbon and fuels products, announced today that its general partner’s Board of Directors has named energy industry veteran Timothy (“Tim”) Go as the Partnership’s incoming Chief Executive Officer, effective January 1, 2016. Mr. Go, 48, joins Calumet with more than 25 years of experience serving in executive-level roles at leading companies operating in the petroleum refining and specialty products markets. As CEO, Mr. Go will lead and execute Calumet’s long-term strategy to become the premier global producer and distributor of specialty petroleum products.

Mr. Go joins Calumet from Flint Hills Resources, L.P., a wholly owned subsidiary of Koch Industries, Inc., where he most recently served as Vice President, Operations. Previously, Mr. Go spent nearly 20 years in various senior level operations and management roles at ExxonMobil Corporation. As a trained chemical engineer, Mr. Go brings a deep base of technical and operational knowledge to Calumet. In recent years, Mr. Go led the integration of Flint Hills Resources’ $2 billion acquisition of PetroLogistics’ propane dehydrogenation plant; managed the operations of multiple specialty chemical plants; and established centers of operational excellence for Flint Hills Resources. Earlier in his career, Mr. Go managed ExxonMobil’s 187,000 barrels-per-day Strathcona refinery in Edmonton, Canada, while also serving in a variety of operations, crude logistics and strategic planning roles for ExxonMobil in the Gulf Coast and around the world.

Bill Hatch will remain Interim CEO of Calumet until December 31, 2015. At the conclusion of his term as Interim CEO, Mr. Hatch has agreed to remain with Calumet as an Executive Advisor to the Partnership. In this newly created role, Mr. Hatch will assist Calumet in broad-based efforts to streamline business processes and improve operational efficiencies throughout the organization.

“Following a comprehensive search process, our Board of Directors has unanimously selected Tim Go to be the next CEO of Calumet,” stated Fred Fehsenfeld, Jr., Chairman of the Board. “Tim’s decades of experience as a senior refining executive, coupled with his significant technical knowledge of the markets in which we operate, position him for long-term success in this pivotal role. We are extraordinarily pleased to welcome Tim to the Calumet family.”

“On behalf of our Board of Directors, we want to thank Bill Hatch for his ongoing commitment to Calumet and look forward to leveraging his knowledge and expertise in his new role as Executive Advisor to the Partnership, once his tenure as Interim CEO concludes,” added Fehsenfeld.

“Having served as Calumet’s CEO for nearly 25 years, I believe Tim is the right person to lead Calumet as we transition into this next phase of growth, guided by a strategy that seeks to focus our collective energies toward becoming the premier global producer of specialty petroleum products,” stated Bill Grube, Executive Vice Chairman of Calumet.

“Calumet is a dominant player in the specialty petroleum products industry, having earned the admiration and respect of its competitors, customers and investors through an unwavering commitment to operational excellence, product quality and profitable growth,” stated Tim Go, incoming CEO of Calumet. “I am honored by the opportunity to lead Calumet alongside a deep bench of talented executives who remain committed to growing the reach of our specialty products business on a global scale, while adhering to core values that have served to define Calumet for the last quarter century.”

About Calumet Specialty Products Partners, L.P.

Calumet Specialty Products Partners, L.P. (NASDAQ: CLMT) is a master limited partnership and a leading independent producer of high-quality, specialty hydrocarbon products in North America. Calumet processes crude oil and other feedstocks into customized lubricating oils, solvents and waxes used in consumer, industrial and automotive products; produces fuel products including gasoline, diesel and jet fuel; and provides oilfield services and products to customers throughout the United States. Calumet is based in Indianapolis, Indiana and has fourteen manufacturing facilities located in northwest Louisiana, northwest Wisconsin, northern Montana, western Pennsylvania, Texas, New Jersey, Oklahoma, eastern Missouri and North Dakota.

Safe Harbor Statement

Certain statements and information in this press release may constitute “forward-looking statements.” The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future sales and operating results are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: the overall demand for specialty hydrocarbon products, fuels and other refined products; our ability to produce specialty products and fuels that meet our customers’ unique and precise specifications; the impact of fluctuations and rapid increases or decreases in crude oil and crack spread prices, including the resulting impact on our liquidity; the results of our hedging and other risk management activities; our ability to comply with financial covenants contained in our debt instruments; the availability of, and our ability to consummate, acquisition or combination opportunities and the impact of any completed acquisitions; labor relations; our access to capital to fund expansions, acquisitions and our working capital needs and our ability to obtain debt or equity financing on satisfactory terms; successful integration and future performance of acquired assets, businesses or third-party product supply and processing relationships; our ability to timely and effectively integrate the operations of recently acquired businesses or assets, particularly those in new geographic areas or in new lines of business; environmental liabilities or events that are not covered by an indemnity, insurance or existing reserves; maintenance of our credit ratings and ability to receive open credit lines from our suppliers; demand for various grades of crude oil and resulting changes in pricing conditions; fluctuations in refinery capacity; our ability to access sufficient crude oil supply through long-term or month-to-month evergreen contracts and on the spot market; the effects of competition; continued creditworthiness of, and performance by, counterparties; the impact of current and future laws, rulings and governmental regulations, including guidance related to the Dodd-Frank Wall Street Reform and Consumer Protection Act; shortages or cost increases of power supplies, natural gas, materials or labor; hurricane or other weather interference with business operations; our ability to access the debt and equity markets; accidents or other unscheduled shutdowns; and general economic, market or business conditions. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with Securities and Exchange Commission (“SEC”), including our latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.